SUPPLEMENT DATED MAY 1, 2025

TO THE PROSPECTUSES DATED

May 1, 2008	TRANSSURVIVORSM LIFE VUL	Issued Through	Transamerica Life Insurance Co. Separate Account VUL-4

May 1, 2008	TRANSULTRA VUL	Issued Through	Transamerica Life Insurance Co. Separate Account VUL-5

May 1, 2009	TRANSACCUMULATOR VUL II & TRANSACCUMULATOR VUL	Issued Through	Transamerica Life Insurance Co. Separate Account VUL-6

BY

TRANSAMERICA LIFE INSURANCE COMPANY

The following information hereby supplements or amends, and to the extent inconsistent replaces, certain information contained in your prospectus:

INVESTMENT OPTIONS

To view investment options and other product documents, please go to following website:

TRANSSURVIVOR	http://dfinview.com/Transamerica/TAHD/893951509?site=VAVUL

TRANSULTRA	http://dfinview.com/Transamerica/TAHD/893951608?site=VAVUL

TRANSACCUMULATOR II & TRANSACCUMULATOR	http://dfinview.com/Transamerica/TAHD/893951707?site=VAVUL

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This Supplement updates certain information in the above referenced prospectuses (the ‘‘Prospectuses’’). Except as indicated in this Supplement, all other information included in the Prospectuses remain unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of the applicable Prospectus or any supplement without charge upon request.

For additional information, you may contact us at our administrative office at 1-800-852-4678, between 8:00a.m. – 5:00p.m., Central time, at our mailing address: 6400 C St. SW, Cedar Rapids IA 52499. Transamerica Capital, LLC (TCL) serves as the principal underwriter for the Policies. More information about TCL is available at www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from the Financial Regulatory Authority (“FINRA”) describing its Public Disclosure Program.

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This Supplement must be accompanied or preceded by the current Prospectus.

Please read this Supplement carefully and retain it for future reference.